EXHIBIT 99.3

NOVAMEX ENERGY INC.

COMBINED FINANCIAL STATEMENTS

(USD in thousands)

On May 20, 2015, Novamex Energy Inc., a Nevada corporation ("Novamex"), entered into and consummated a merger transaction pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among Novamex (the “Company”), Novamex Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of the Company ("Merger Sub"), Rio Bravo Oilfield Services, Inc., a Texas corporation ("Rio Bravo"), and Gordon Payne, Jackson Payne, and Coleman Payne, the shareholders of Rio Bravo. In accordance with the terms of Merger Agreement, at closing, Merger Sub merged with and into Rio Bravo (the "Merger"), with Rio Bravo surviving the Merger as the wholly-owned subsidiary of Novamex.

Upon the closing of the merger transaction, Jackson Payne and Jose Luis Robles were elected to the Board of Directors of Novamex, with Stephen Bargo remaining as the Chairman of the Board. Jackson Payne was appointed President, Chief Executive Officer, Chief Financial Officer (interim), and Treasurer (interim) of Novamex. Coleman Payne was appointed Secretary and Kenneth Witt was appointed Assistant Secretary of Novamex.

The merger transaction resulted in a "reverse merger" rather than a business combination and the following unaudited combined pro forma financial statements, and the associated adjustments in accounting, present the combined entities after applying the principles of a reverse merger defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, as if the Merger had been effective on January 1, 2014. The basis of accounting and the explanation of all adjustments are set forth in the notes following the pro forma financial statements.

Specifically, pro forma financial information is presented for the following periods:

(a)	Unaudited Balance Sheets as of December 31, 2014 and March 31, 2015.
(b)	Unaudited Statements of Operations for the Year Ended December 31, 2014 and for the Interim Period Ended March 31, 2015.

In the opinion of management, all adjustments necessary to present fairly the pro forma combined balance sheet and statement of operations have been made based on the terms and structure of the Merger. The information contained in the unaudited pro forma combined statement of operations is not necessarily indicative of what actual results would have been had the transaction occurred at the beginning of the period nor do they purport to indicate the results of future operations of Novamex and Rio Bravo. The unaudited pro forma combined financial statements should be read in conjunction with (i) the accompanying notes and (ii) the historical financial statements and notes to the financial statements of Novamex and Rio Bravo.

F-1

NOVAMEX ENERGY INC.

PRO FORMA COMBINED BALANCE SHEET

Unaudited

(USD in thousands)

	December 31, 2014
	RIO BRAVO	NOVAMEX	Adjustments	Notes	NOVAMEX Pro Forma
Assets
Current assets:
Cash and cash equivalents	$180	$—	$—		$180
Accounts receivable, net	811	—	(212)	A	599
Inventories, net	5,126	—	—		5,126
Prepaid expenses and other current assets	943	—	—		943
Total current assets	7,060	—	(212)		6,848
Long-term assets:
Property and equipment, net	441	—	—		441
Advance payments and deposits	164	—	—		164
Total long-term assets	605	—	—		605
Total Assets	$7,665	$—	$(212)		$7,453
Liabilities and Stockholder's Deficit
Current liabilities:
Accounts payable	$1,788	$—	$172	B	$1,960
Accrued personnel costs	205	—	—		205
Accrued taxes	9	—	—		9
Accrued warranty	8	—	—		8
Other accrued expenses	39	377	—		416
Accrued liabilities - related party	—	288	(212)	A	76
Accrued interest	—	213	—		213
Accrued interest - related party	—	22	—		22
Bank lines of credit	121	98	—		219
Current portion of long - term debt	21	20	—		41
Customer advance payments	6,892	—	—		6,892
Notes payable, related parties	185	179	—		364
Notes payable, convertible	—	100	—		100
Total current liabilities	9,268	1,297	(40)		10,525

Long-term debt, net of current portion	72	—	—		72
Total long-term liabilities	72	—	—		72

Total liabilities	$9,340	$1,297	$(40)		$10,597

Commitments and Contingencies

Stockholders' deficit:
Common Stock - Par Value	1	17	(1)	E	17
Preferred Stock - Par Value	—	—	11	E	11
Common Stock - additional paid in capital	4	3,739	(3,743)	E	—
Accumulated deficit	(1,591)	(5,053)	3,561	B D E	(3,083)
Accumulated comprehensive loss	(89)	—	—		(89)
Total stockholders' deficit	(1,675)	(1,297)	(172)		(3,144)
Total liabilities and stockholders' deficit	$7,665	$—	$(212)		$7,453

 See accompanying notes to unaudited Pro Forma combined financial statements.

F-2

 NOVAMEX ENERGY INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

Unaudited

(USD in thousands, except per share amounts)

	Year Ended December 31, 2014
	RIO BRAVO	NOVAMEX	Adjustments	Notes	NOVAMEX Pro Forma
Net sales of products	$10,732	$—	$—		$10,732

Cost of products sold	7,918	—	—		7,918
Depreciation, productive assets	73	—	—		73

Gross Profit	2,741	—	—		2,741

Sales, general and administrative expenses:
Personnel costs	1,322	—	107	D	1,429
Professional fees	256	167	—		423
Administration, rents	105	—	—		105
General expenses	640	1	—		641
Depreciation, nonproductive assets	3	—	—		3

Total sales, general and administrative expenses:	2,326	168	107		2,601

Operating Income (Loss)	415	(168)	(107)		140
Other income (expense)
Other income	33	—	—		33
Interest expense	(25)	(66)	—		(91)
Total other income (expense)	8	(66)	—		(58)

Net Income (Loss) Before Tax	423	(234)	(107)		82

Provision for income taxes	140	—	—		140

Net Income (loss)	$283	$(234)	$(107)		$(58)

Per share information
Basic loss per common share	$282.61	$(0.01)	$—		$(0.00)
Fully diluted loss per common share	$282.61	$(0.01)	$—		$(0.00)

Weighted average common shares outstanding	1,000	16,834,415	(1,000)		16,834,415
Weighted average preferred shares outstanding	—		10,500,000		10,500,000

Fully diluted common shares	1,000	16,834,415	(1,000)		16,834,415

See accompanying notes to unaudited Pro Forma combined financial statements.

F-3

NOVAMEX ENERGY INC.

PRO FORMA COMBINED BALANCE SHEET

Unaudited

(USD in thousands)

	March 31, 2015
	RIO BRAVO	NOVAMEX	Adjustments	Notes	NOVAMEX Pro Forma
Assets
Current assets:
Cash and cash equivalents	$92	$—	$—		$92
Accounts receivable, net	798	—	(327)	A	471
Inventories, net	4,275	—	—		4,275
Prepaid expenses and other current assets	714	—	—		714
Total current assets	5,879	—	(327)		5,552
Long-term assets:
Property and equipment, net	430	—	—		430
Advance payments and deposits	164	—	—		164
Total long-term assets	594	—	—		594
Total Assets	$6,473	$—	$(327)		$6,146
Liabilities and Stockholder's Deficit
Current liabilities:
Accounts payable	$1,389	$—	$152	B	$1,541
Accrued personnel costs	216	—	—		216
Accrued taxes	11	—	—		11
Accrued warranty	8	—	—		8
Other accrued expenses	16	377	—		393
Accrued liabilities - related party	—	402	(327)	A	75
Accrued interest	—	229	—		229
Accrued interest - related party	—	25	—		25
Bank lines of credit	118	98	—		216
Current portion of long-term debt	21	20	—		41
Customer advance payments	5,946	—	—		5,946
Notes payable, related parties	185	179	—		364
Notes payable, convertible	—	100	—		100
Total current liabilities	7,910	1,430	(175)		9,165

Long-term debt, net of current portion	67	—	—		67
Total long-term liabilities	67	—	—		67

Total liabilities	$7,977	$1,430	$(175)		$9,232

Commitments and contingencies

Stockholders' deficit:
Common Stock - Par Value	1	17	(1)	E	17
Preferred Stock - Par Value	—	—	11	E	11
Common Stock - additional paid in capital	4	3,739	(3,743)	E	—
Accumulated deficit	(1,437)	(5,186)	3,581	B C D E	(3,042)
Accumulated comprehensive loss	(72)	—	—		(72)
Total stockholders' deficit	(1,504)	(1,430)	(152)		(3,086)
Total liabilities and stockholders' deficit	$6,473	$—	$(327)		$6,146

 See accompanying notes to unaudited Pro Forma combined financial statements.

F-4

NOVAMEX ENERGY INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

Unaudited

(USD in thousands, except per share amounts)

	Three Months Ended March 31, 2015
	RIO BRAVO	NOVAMEX	Adjustments	Notes	NOVAMEX Pro Forma
Net sales of products	$2,921	$—	$—		$2,921

Cost of products sold	2,084	—	—		2,084
Depreciation, productive assets	19	—	—		19

Gross Profit	818	—	—		818

Sales, general and administrative expenses:
Personnel costs	369	—	6	D	375
Professional fees	91	114	(20)	C	185
Administration, rents	28	—	—		28
General expenses	123	—	—		123
Depreciation, nonproductive assets	1	—	—		1

Total sales, general and administrative expenses:	612	114	(14)		712

Operating Income (loss)	206	(114)	14		106
Other income (expense)
Interest expense	(8)	(19)	—		(27)
Total other income (expense)	(8)	(19)	—		(27)

Net Income (loss) before tax	198	(133)	14		79

Provision for income taxes	44	—	—		44

Net Income (loss)	$154	$(133)	$14		$35

Per share information
Basic loss per common share	$154.22	$(0.01)	$—		$0.00
Fully diluted loss per common share	$154.22	$(0.01)	$—		$0.00

Weighted average common shares outstanding	1,000	16,834,415	(1,000)		16,834,415
Weighted average preferred shares outstanding	—		10,500,000		10,500,000

Fully diluted common shares	1,000	16,834,415	10,499,000		27,334,415

See accompanying notes to unaudited Pro Forma combined financial statements.

F-5

NOVAMEX ENERGY INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(USD in thousands)

Basis of Accounting:

The Pro Forma financial statements were prepared using the accrual basis of accounting in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Use of Estimates:

In the preparation of the Pro Forma financial statements, management was required to make estimates and assumptions that affect certain reported amounts in the following Pro Forma financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

Principles of Consolidation:

The Pro Forma financial statements of the Company are consolidated as Rio Bravo Oilfield Services, Inc. is the wholly-owned subsidiary of Novamex Energy Inc. and intercompany balances and transactions are eliminated in the adjustments.

Reclassification:

Certain amounts in previously issued financial statements of Novamex have been reclassified to conform to the 2014 and 2015 presentation of the combined Pro Forma statements. Future financial statements of Novamex will reflect these classifications.

Purchase Price Allocation:

Novamex Energy Inc. was a public reporting “shell company,” as defined in Rule 12b-2 of the Securities Exchange Act of 1934. The Merger resulted in a "reverse merger" rather than a business combination. Accordingly, Rio Bravo is deemed to be the accounting acquirer and the purchase price allocation resulted in the historical assets and liabilities and results of operations of Rio Bravo and its wholly-owned subsidiary, without recording any step-up in assets, goodwill or other intangible assets, consolidated with assets and liabilities of Novamex Energy Inc., measured at fair value on May 20, 2015.

The estimated fair value of accounts receivable, accounts payable, accrued expenses, accrued liabilities, notes payable and customer deposits approximate their historical carrying amounts due to the relatively short maturity of these instruments. The historical carrying value of long-term debt and notes payable, related parties also approximates fair value since these instruments bear market rates of interest.

Accordingly, the purchase price allocation and adjustments in the Pro Forma consolidated balance sheet does not include any adjustments of the historical carrying value of the assets or liabilities of Novamex or Rio Bravo.

Adjustment explanatory Notes:

Note (A) Represents related party payables between Novamex and Rio Bravo. These payables relate to third party professional services prior to the date of the Merger. Rio Bravo reported these as trade receivables in its historical Combined Balance Sheet and Novamex reported them as, Accounts Payable and accrued liabilities – related party, in its historical Balance Sheet. After the date of the Merger, these receivables and payables will be eliminated in future reporting and consolidations as an intercompany transaction.

Note (B) Represents legal and filing costs of the transaction, which are a cost of equity and adjusted to the consolidated accumulated deficit after the Merger. Transaction, registration and stock issuance costs of $152 were incurred after the historical financial date of March 31, 2015 and not previously reflected in Accounts Payable.

F-6

 NOVAMEX ENERGY INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (continued)

(USD in thousands)

Adjustment explanatory Notes: - continued

Note (C) Represents legal costs incurred by Novamex that related to the transaction which were included in professional fees for the three months ended March 31, 2015 and Accrued Liabilities – Related Party, as of March 31, 2015.

Note (D) Represents personnel costs of Rio Bravo executives that were paid in the form of capital distributions. These distributions will be reported as personnel costs and reflected in the employee’s reported compensation in future financial reporting. For the twelve months ended December 31, 2014 and the three months ended March 31, 2015, the owners drew $107 and $6, respectively.

Note (E) Represents the elimination of Rio Bravo outstanding capital stock, and the recording of Novamex preferred stock shares.

F-7